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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
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                                February 23, 2001
                        (Date of earliest event reported)


                         SHURGARD STORAGE CENTERS, INC.
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             (Exact name of registrant as specified in its charter)

        Washington                      0-23466                  91-1603837
---------------------------     -----------------------    ---------------------
     (State or other               (Commission File           (IRS Employer
     jurisdiction of                     No.)               Identification No.)
      incorporation)

                               1155 Valley Street
                                    Suite 400
                         Seattle, Washington 98109-4426
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          (Address of principal executive offices, including zip code)

                                 (206) 624-8100
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              (Registrant's telephone number, including area code)


                                                         Exhibit Index on Page 4

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ITEM 5.    OTHER EVENTS

        Shurgard Storage Centers, Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of shares of its 8.75%
Series D Cumulative Redeemable Preferred Stock under the Company's shelf registration statement on Form S-3 (File No. 333-21273), effective February 20, 1997 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.    FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.       Description

 1.1 Underwriting Agreement, dated February 22, 2001, among Salomon Smith Barney Inc., Morgan Stanley & Co. Incorporated, UBS Warburg LLC and Dain Rauscher Incorporated, as the underwriters, and the Registrant

 4.1              Form of Series D Preferred Stock Certificate
                  (incorporated by reference to Exhibit 4 filed with the Registrant's Registration Statement on Form 8-A dated February 23, 2001)

 5.1              Opinion of Perkins Coie LLP

10.1 Purchase Agreement, dated February 14, 2001, among Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., U.S. Bancorp Piper Jaffray, Inc., and the Registrant

10.2 Registration Rights Agreement, dated February 20, 2001, among Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., U.S. Bancorp Piper Jaffray, Inc., and the Registrant

10.3              7 3/4% Note due 2011 issued by the Registrant

12.1 Statement re Computation of Earnings to Combined Fixed Charges and Preferred Stock Dividend Distributions

23.1              Consent of Deloitte & Touche LLP

23.2 Consent of Perkins Coie LLP (contained in the opinion filed as Exhibit 5.1 hereto)

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SHURGARD STORAGE CENTERS, INC.


Dated:  February 23, 2001
                                    By /s/ Harrell L. Beck
                                       ---------------------------------------
                                       Harrell L. Beck, Senior Vice President,
                                       Chief Financial Officer and Treasurer

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                                 EXHIBIT INDEX

Exhibit No.       Description

 1.1 Underwriting Agreement, dated February 22, 2001, among Salomon Smith Barney Inc., Morgan Stanley & Co. Incorporated, UBS Warburg LLC and Dain Rauscher Incorporated, as the underwriters, and the Registrant

 4.1              Form of Series D Preferred Stock Certificate
                  (incorporated by reference to Exhibit 4 filed with the Registrant's Registration Statement on Form 8-A dated February 23, 2001)

 5.1              Opinion of Perkins Coie LLP

10.1 Purchase Agreement, dated February 14, 2001, among Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., U.S. Bancorp Piper Jaffray, Inc., and the Registrant

10.2 Registration Rights Agreement, dated February 20, 2001, among Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., U.S. Bancorp Piper Jaffray, Inc., and the Registrant

10.3              7 3/4% Note due 2011 issued by the Registrant

12.1 Statement re Computation of Earnings to Combined Fixed Charges and Preferred Stock Dividend Distributions

23.1              Consent of Deloitte & Touche LLP

23.2 Consent of Perkins Coie LLP (contained in the opinion filed as Exhibit 5.1 hereto)